                                                                   Exhibit 10.25



                         REGISTRATION RIGHTS AGREEMENT



                            DATED AS OF JULY 8, 1998



                                     AMONG



                              OCEAN ENERGY, INC.,

                                    ISSUER,



                         OCEAN ENERGY, INC., LOUISIANA,

                             SUBSIDIARY GUARANTOR,



                                      AND

                              MERRILL LYNCH & CO.,

                             CHASE SECURITIES INC.,

                         J.P. MORGAN SECURITIES, INC.,

                             LEHMAN BROTHERS, INC.,

                              SALOMON BROTHERS INC

                         REGISTRATION RIGHTS AGREEMENT



          This Registration Rights Agreement (the "Agreement") is made and
entered into this        day of July, 1998, among OCEAN ENERGY, INC., a Delaware
corporation (the "Company"), and OCEAN ENERGY, INC., a Louisiana corporation and a direct wholly-owned subsidiary of the Company (the "Subsidiary Guarantor"), and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("Merrill Lynch"), CHASE SECURITIES INC., J.P. MORGAN SECURITIES, INC., LEHMAN BROTHERS, INC. and SALOMON BROTHERS INC (collectively, the "Initial Purchasers").

          This Agreement is made pursuant to the Purchase Agreement, dated July 1, 1998, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of an aggregate of $125,000,000 principal amount of the Company's
7 5/8 % Series A Senior Notes due 2005 (the "2005 Notes"), $125,000,000
principal amount of 8 1/4% Series A Senior Notes due 2018 (the "2018 Notes" and, together with the 2005 Notes, the "Senior Notes") and $250,000,000 principal amount of the Company's 8 3/8% Series A Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes" and, together with the Senior Notes, the "Securities"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.   Definitions.

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "Closing Date" shall mean the Closing Time as defined in the Purchase Agreement.

          "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

          "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

          "Exchange Offer" shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2.1 hereof.

          "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2.1 hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

          "Exchange Period" shall have the meaning set forth in Section 2.1 hereof.

          "Exchange Securities" shall mean the 7 5/8% Series B Senior Notes due 2005, the 8 1/4% Series B Senior Notes due 2018 and the 8 3/8% Series B Senior Subordinated Notes due 2008 issued by the Company under the Indentures containing terms identical to the 2005 Notes, the 2018 Notes and the Senior Subordinated Notes, respectively, in all material respects (except for references to certain interest rate provisions, restrictions on transfers and restrictive legends) and the related guarantees of the Securities by the Subsidiary Guarantor, to be offered to Holders of Securities in exchange for Registrable Securities pursuant to the Exchange Offer.

          "Holder" shall mean an Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indentures.

          "Indentures" shall mean, collectively, (i) the Indentures relating to the Senior Notes, each dated as of July 8, 1998, among the Company, the Subsidiary Guarantor and NorWest Bank of Minnesota, National Association, as trustee and (ii) the Indenture relating to the Senior Subordinated Notes, dated as of July 8, 1998, among the Company, the Subsidiary Guarantor and U.S. Bank Trust, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

          "Initial Purchaser" or "Initial Purchasers" shall have the meaning set forth in the preamble.

          "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Outstanding (as defined in the Indentures) Registrable Securities; provided, however, that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company and other obligors on the Securities or any Affiliate (as defined in the Indentures) of the

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

     Company shall be disregarded in determining whether such consent or approval was given by the Holders of such required percentage amount.

          "Participating Broker-Dealer" shall mean any of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., J.P. Morgan Securities, Inc., Lehman Brothers, Inc. and Salomon Brothers Inc and any other broker-dealer which makes a market in the Securities and exchanges Registrable Securities in the Exchange Offer for Exchange Securities.

          "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchase Agreement" shall have the meaning set forth in the preamble.

          "Registrable Securities" shall mean the Securities; provided, however, that Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, (iii) such Securities shall have ceased to be outstanding or (iv) the Exchange Offer is consummated (except in the case of Securities purchased from the Company and continued to be held by the Initial Purchaser).

          "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company and the Subsidiary Guarantor with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASD (including reasonable fees and disbursements of one firm of legal counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities and any filings with the
     NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto relating to the performance of and compliance with this Agreement,
     (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities or the Exchange Securities, as the case may be, on any securities exchange or exchanges, (v) all rating agency fees, (vi) the fees and disbursements of counsel for the Company and the Subsidiary Guarantor and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) the fees and expenses of the Trustee, and any escrow agent or custodian,
     (viii) the reasonable fees and out-of-pocket expenses of the Initial Purchasers in connection with the Exchange Offer, including the reasonable fees and expenses of counsel to the Initial Purchasers in connection therewith, (ix) the reasonable fees and disbursements of one firm of legal counsel selected by the Majority Holders to represent the Holders of Registrable Securities and (x) any fees and disbursements of the underwriters customarily required to be paid by issuers or sellers of securities and the fees and expenses of any special experts retained by the Company or the Subsidiary Guarantor in connection with any Registration Statement, but excluding underwriting discounts and commissions; and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          "Registration Statement" shall mean any registration statement of the Company and the Subsidiary Guarantor which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

          "Securities" shall have the meaning set forth in the preamble.

          "SEC" shall mean the United States Securities and Exchange Commission or any successor agency or governmental body performing the functions currently performed by the United States Securities and Exchange Commission.

          "Senior Notes" shall have the meaning set forth in the preamble.

          "Senior Subordinated Notes" shall have the meaning set forth in the preamble.

          "Shelf Registration" shall mean a registration effected pursuant to
     Section 2.2 hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Subsidiary Guarantor pursuant to the provisions of Section 2.2 of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective

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

     amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Subsidiary Guarantor" shall have the meaning set forth in the preamble and also includes any subsidiary of the Company that becomes a guarantor of the Securities pursuant to the terms and provisions of the Indentures.

          "Trustees" shall mean the trustees with respect to the Securities under the Indentures.

          2.   Registration Under the 1933 Act.

          2.1  Exchange Offer.  The Company and the Subsidiary Guarantor shall
(A) prepare and, as soon as practicable but not later than 60 days following the Closing Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Registrable Securities, of a like principal amount of Exchange Securities, (B) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the 1933 Act within 120 days of the Closing Date, (C) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (D) use its reasonable best efforts to cause the Exchange Offer to be consummated not later than 180 days following the Closing Date. The Exchange Securities will be issued under the Indentures. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantor shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or the Subsidiary Guarantor within the meaning of Rule 405 under the 1933 Act, (b) is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, (c) acquired the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the registration requirements of the 1933 Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

          In connection with the Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Exchange Offer open for acceptance for a period of not less than 30 calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

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

          (c) utilize the services of the Depositary for the Exchange Offer;

          (d) permit Holders to withdraw tendered Registrable Securities at any time prior to 5:00 p.m. (Eastern Standard Time), on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged;

          (e) notify each Holder that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of certain rights retained by the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (f) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Company and the Subsidiary Guarantor shall:

               (i) accept for exchange all Registrable Securities duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal which shall be an exhibit thereto;

               (ii) deliver or cause to be delivered all Registrable Securities so accepted for exchange to the Trustee for cancellation; and

               (iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to each Holder of Registrable Securities so accepted for exchange in a principal amount equal to the principal amount of the Registrable Securities of such Holder so accepted for exchange.

          Interest on each Exchange Security will accrue from the last date on which interest was paid on the Registrable Securities surrendered in exchange therefor or, if no interest has been paid on the Registrable Securities, from the date of original issuance. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the SEC, (ii) the due tendering of Registrable Securities in accordance with the Exchange Offer, (iii) that each Holder of Registrable Securities exchanged in the Exchange Offer shall have represented that all Exchange Securities to be received by it shall be acquired in the ordinary course of its business and that at the time of the consummation of the Exchange Offer it shall have no arrangement or

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

understanding with any person to participate in the distribution (within the meaning of the 1933 Act) of the Exchange Securities and shall have made such other representations as may be reasonably necessary under applicable SEC rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the 1933 Act available, (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer, (v) that there shall not have been adopted or enacted any law, statute, rule or regulation, (vi) that there shall not have been declared by United States federal or New York state authorities a banking moratorium, (vii) that trading on the New York Stock Exchange or generally in the United States over-the-counter market shall not have been suspended by order of the SEC or any other governmental authority and
(viii) such other conditions as may be reasonably acceptable to Merrill Lynch, in each of clauses (iv) through (viii), which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          2.2 Shelf Registration. (i) If, because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the staff of the SEC, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2.1 hereof, (ii) if for any other reason the Exchange Offer Registration Statement is not declared effective within 120 days following the Closing Date or the Exchange Offer is not consummated within 180 days after the Closing Date, (iii) upon the request of Merrill Lynch (but only with respect to any Registrable Securities which the Initial Purchasers acquired directly from the Company) or (iv) if a Holder is advised by counsel that it is not permitted by Federal securities laws or SEC policy to participate in the Exchange Offer or does not receive fully tradeable Exchange Securities pursuant to the Exchange Offer, then in case of each of clauses (i) through (iv) the Company and the Subsidiary Guarantor shall, at their cost:

          (a) As promptly as practicable, file with the SEC, and thereafter shall use its reasonable best efforts to cause to be declared effective as promptly as practicable but no later than 180 days after the Closing Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Majority Holders participating in the Shelf Registration and set forth in such Shelf Registration Statement.

          (b) Use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the SEC, or for such shorter period that will terminate when all Registrable Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto, or (ii) are distributed to the public pursuant to Rule 144 of the Securities Act or are saleable pursuant to Rule 144(k) under the Securities Act and can be sold pursuant to Rule 144 without any limitations under clauses (c), (e), (f) and (h) of Rule 144 (or any successor rule

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     thereof); provided, however, that the Company shall not be obligated to keep the Shelf Registration Statement effective if (A) the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of the Shelf Registration Statement would (x) require the disclosure of material information which the Company has a bona fide business reason for preserving as confidential, or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, and provided further, that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Registrable Securities for such reasons shall last no longer than 45 days in any 12-month period (whereafter a Registration Default, as hereinafter defined, shall occur), and (B) the Company promptly thereafter complies with the requirements of
     Section 3(k) hereof, if applicable. Any such period during which the Company is excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Registrable Securities is referred to herein as a "Suspension Period"; a Suspension Period shall commence on and include the date that the Company gives notice to the Holders that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Securities as a result of the application of the proviso of the foregoing sentence and shall end on the earlier to occur of (1) the date on which each seller of Registrable Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(k) hereof or is advised in writing by the Company that use of the prospectus may be resumed and (2) the expiration of 45 days in any 12-month period during which one or more Suspension Periods has been in effect.

          (c) Notwithstanding any other provisions hereof, use their best efforts to ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any supplement thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any supplement to such Prospectus (as amended or supplemented from time to time), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The Company and the Subsidiary Guarantor further agree, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 3(b) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          2.3 Expenses. The Company and the Subsidiary Guarantor shall pay all Registration Expenses in connection with the registration pursuant to Section
2.1 or 2.2.  Each

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Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

          2.4 Effectiveness. (a) The Company and the Subsidiary Guarantor will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if the Company and the Subsidiary Guarantor voluntarily take any action that would, or omits to take any action which omission would, result in any such Registration Statement not being declared effective or in the holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period as and to the extent contemplated hereby, unless such action is required by applicable law.

          (b) An Exchange Offer Registration Statement pursuant to Section 2.1 hereof or a Shelf Registration Statement pursuant to Section 2.2 hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

          2.5 Interest. The Indentures executed in connection with the Securities will provide that in the event that either (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 60th calendar day following the Closing Date of the Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 120th calendar day following the Closing Date of the Securities, (c) the Exchange Offer is not consummated or a required Shelf Registration Statement is not declared effective, in either case, on or prior to the 180th calendar day following the Closing Date of the Securities or (d) the Exchange Offer Registration Statement or Shelf Registration Statement is filed and declared effective but shall thereafter be withdrawn by the Company or becomes subject to an effective stop order suspending the effectiveness of such registration statement, except as specifically permitted by Section 2.2(b) hereof, without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (a) through (d) above, a "Registration Default"), the interest rate borne by the Securities shall be increased by one-fourth of one percent (0.25%) per annum upon the occurrence of each Registration Default, which rate will increase by an additional one-fourth of one percent (0.25%) per annum if such Registration Default has not been cured within 90 days after occurrence thereof and continuing until all Registration Defaults have been cured, with an aggregate maximum increase in the interest rate equal to one-half of one percent (0.50%) per annum; provided, however, that if the Exchange Offer Registration Statement is not declared effective on or prior to the 120th calendar day following the Closing Date and the Company and the Subsidiary Guarantor shall request holders of Securities to provide information for inclusion in the Shelf Registration Statement, then Securities owned by Holders who do not deliver such

                                      -9-
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information to the Company and the Subsidiary Guarantor or who do not provide comments on the Shelf Registration Statement when requested by the Company and the Subsidiary Guarantor will not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Following the cure of all Registration Defaults, the accrual of additional interest will cease and the interest rate will revert to the original rate.

          2.6 Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Company and the Subsidiary Guarantor acknowledge that any failure by the Company and the Subsidiary Guarantor to comply with their obligations under Sections 2.1 and 2.2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may, to the extent permitted by law, obtain such relief as may be required to specifically enforce the Company's and the Subsidiary Guarantor's obligations under Sections 2.1 and 2.2 hereof.

          3. Registration Procedures. In connection with the obligations of the Company and the Subsidiary Guarantor with respect to Registration Statements pursuant to Sections 2.1 and 2.2 hereof, the Company and the Subsidiary Guarantor shall:

          (a) prepare and file with the SEC a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the 1933 Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof, (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith or incorporated by reference therein, and (iv) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act and comply with the provisions of the 1933 Act applicable to them with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance to the extent allowed by law and reasonably practicable to the Company with the intended method or methods of distribution by the selling Holders thereof;

          (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities, at least five business days prior to filing, that a Shelf Registration Statement with

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     respect to the Registrable Securities is being filed and advising such
     Holders that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Registrable Securities and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, including financial statements and schedules and, if the Holder so requests, all exhibits in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and the managing underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder, provided, however, that the Company and the Subsidiary Guarantor shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

          (e) notify promptly each Holder of Registrable Securities under a Shelf Registration or any Participating Broker-Dealer who has notified the Company that it is utilizing the Exchange Offer Registration Statement as provided in paragraph (f) below and, if requested by such Holder or Participating Broker-Dealer, confirm such advice in writing promptly (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such sale cease to be true and correct in all material respects, (v) of the happening of any event or the discovery of any facts during the period a Shelf Registration Statement is effective which makes any statement made in such Registration

     Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (f) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution" which section shall be reasonably acceptable to the Initial Purchasers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule l3d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers and its counsel, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary Prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the prospectus or any amendment or supplement thereto, and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

          "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer" and

     (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the 1933 Act and

               (B) to the extent any Participating Broker-Dealer participates in the Exchange Offer, the Company and the Subsidiary Guarantor shall use their reasonable best efforts to cause to be delivered at the request of an entity representing the Participating Broker-Dealers (which entity shall be Merrill Lynch or another Initial Purchaser) (A) a "cold comfort" letter addressed to the Participating Broker-Dealers from the Company's and the Subsidiary Guarantor's independent certified public accountants with respect to the Prospectus in the Exchange Offer Registration Statement in the form existing on the last date for which exchanges are accepted pursuant to the Exchange Offer and (B) an opinion of counsel to the Company and the Subsidiary Guarantor addressed to the Participating Broker-Dealers in substantially the form attached hereto as Exhibit A relating to the Exchange Securities; and

          (g) (i) in the case of an Exchange Offer, furnish to one firm of legal counsel for the Initial Purchasers and (ii) in the case of a Shelf Registration, furnish to one firm of legal counsel for the Holders of Registrable Securities copies of any comment letters received from the SEC or any other request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

          (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable and provide prompt notice to one firm of legal counsel for the Holders of the withdrawal of any such order;

          (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, and each underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference or any exhibits thereto, unless requested);

          (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indentures) and registered in such names as the selling Holders or the underwriters, if any, may reasonably request at least three business days prior to the closing of any sale of Registrable Securities;

          (k) in the case of a Shelf Registration, upon the Company or any Subsidiary Guarantor becoming aware of the occurrence of any event or the discovery of any facts, each as contemplated by Section 3(e)(v) hereof, use their reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities or Participating BrokerDealers, such Prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (l) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with a printed certificate or certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary and consistent with the procedures to be used by the Depositary;

          (m) unless the Indentures, as they relate to the Exchange Securities or the Registrable Securities, as the case may be, have already been so qualified, use its best efforts to (i) cause the Indentures to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, (ii) cooperate with the Trustees and the Holders to effect such changes to the Indentures as may be required for the Indentures to be so qualified in accordance with the terms of the TIA and (iii) execute, and use its best efforts to cause the Trustees to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indentures to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, take all customary and appropriate actions reasonably required (including those reasonably requested by the Majority Holders) in order to expedite or facilitate the disposition of the Registrable Securities registered thereby. If requested as set forth below, the Company and the Subsidiary Guarantor agree that they will in good faith negotiate the terms of an underwriting agreement, which shall be in form and scope as is customary for similar offerings of debt securities with similar credit ratings (including, without limitation, representations and warranties to the underwriters) and shall otherwise be reasonably satisfactory to the Company and the managing underwriters; and:

               (i) if requested by the managing underwriters, obtain opinions of counsel to the Company and the Subsidiary Guarantor (which counsel shall be reasonably satisfactory to the managing underwriters) addressed to such underwriters, covering the matters customarily covered in opinions requested in underwritten sales of securities in substantially the forms specified in the underwriting agreement;

               (ii) if requested by the managing underwriters, obtain a "cold comfort" letter and an update thereto not later than two weeks after the date of the original letter (or if not available under applicable accounting pronouncements or standards, a single "procedures" letter and a single update thereto) from the Company's independent certified public accountants addressed to the underwriters named in the underwriting agreement and use its best efforts to have such letter addressed to the selling Holders of Registrable Securities (provided, however, that such letter need not be addressed to any Holders to whom, in the reasonable opinion of the Company's independent certified public accountants, addressing such letter is not permissible under applicable accounting standards), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" (or "procedures") letters to underwriters in connection with similar underwritten offerings; and

               (iii) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar underwritten offerings.

          Notwithstanding anything herein to the contrary, the Company shall have no obligation to enter into any underwriting agreement or permit an underwritten offering of Registrable Securities unless a request therefor shall have been received from the Majority Holders within ten business days of the date of the notice from the Company as required by Section 3(c). In the case of such a request for an underwritten offering, the Company shall provide reasonable advance written notice to the Holders of all Registrable Securities of such proposed underwritten offering. Such notice shall (A) offer each such Holder the right to participate in such underwritten offering (but may indicate that whether or not all Registrable Securities are included will be at the discretion of the underwriters), (B) specify a date, which shall be no earlier than ten business days following the date of such notice, by which such Holder must inform the Company of its intent to participate in such underwritten offering and (C) include the instructions such Holder must follow in order to participate in such underwritten offering;

          (o) in the case of a Shelf Registration, and to the extent customary in connection with a "due diligence" investigation for an offering of debt securities with a similar credit rating to that of the Registrable Securities, make available for inspection by representatives appointed by the Majority Holders and any underwriters participating in any disposition pursuant to a Shelf Registration Statement and one firm of legal counsel retained for all Holders participating in such Shelf Registration, and one firm of legal counsel to the underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company to supply all information reasonably requested by any such representative, underwriter or counsel in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Initial Purchasers provided, however, that, if any such records, documents or other information relates to pending or proposed acquisitions or dispositions, or otherwise relates to matters reasonably considered by the Company and the Subsidiary Guarantor to constitute sensitive or proprietary information, the Company and the Subsidiary Guarantor need not provide such records, documents or information unless the foregoing parties enter into a confidentiality agreement in customary form and reasonably acceptable to such parties and the Company;

          (p) (i) in the case of an Exchange Offer Registration Statement, a reasonable time prior to the filing of any Exchange Offer Registration Statement, any Prospectus forming a part thereof, any amendment to an Exchange Offer Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to Merrill Lynch and make such changes in any such document prior to the filing thereof as Merrill Lynch may reasonably request and, except as otherwise required by applicable law, not file any such document in a form to which Merrill Lynch on behalf of the Holders of Registrable Securities shall reasonably object, and make the representatives of the Company and the Subsidiary Guarantor available for discussion of such documents as shall be reasonably requested by Merrill Lynch; and

               (ii) in the case of a Shelf Registration, a reasonable time prior to filing any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus, provide copies of such document to Merrill Lynch, one firm of legal counsel appointed by the Majority Holders to represent the Holders participating in such Shelf Registration, the managing underwriters of an underwritten offering of Registrable Securities, if any, and make such changes in any such document prior to the filing thereof as Merrill Lynch, such one firm of legal counsel for the Holders, such managing underwriters or their counsel may reasonably request and not file any such document in a form to which Merrill Lynch, such one firm of legal counsel for the Holders, such managing underwriters or their counsel may reasonably object and make the representatives of the Company and the Subsidiary Guarantor available for discussion of such document as shall be reasonably requested by Merrill Lynch, such one firm of legal counsel for the Holders, such managing underwriters or their counsel.

          (q) in the case of a Shelf Registration, use its best efforts to cause the Registrable Securities to be rated by the appropriate rating agencies, if so requested by the Majority Holders, or if requested by the managing underwriters of an underwritten offering of Registrable Securities, if any, unless the Exchange Securities or the Registrable Securities, as the case may be, are already so rated or unless the Company has obtained such ratings for its long-term debt securities generally;

          (r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder;

          (s) cooperate and assist in any filings required to be made with the NASD and, in the case of a Shelf Registration, in the performance of any due diligence investigation by any managing underwriter and its counsel (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

          (t) upon consummation of an Exchange Offer, obtain a customary opinion of counsel to the Company and the Subsidiary Guarantor addressed to the Trustees for the benefit of all Holders of Registrable Securities participating in the Exchange Offer, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Securities and the related Indentures and (ii) the Exchange Securities and the related Indentures constitute legal, valid and binding obligations of the Company, enforceable against the Company and the Subsidiary Guarantor in accordance with their respective terms (with customary exceptions).

               (iii) In the case of a Shelf Registration Statement, the Company and the Subsidiary Guarantor may (as a condition to such Holder's participation in the Shelf Registration) require each Holder of Registrable Securities to furnish to the Company and the Subsidiary Guarantor such information regarding the Holder and the proposed distribution by such Holder of such Registrable Securities as the Company and the Subsidiary Guarantor may from time to time reasonably request in writing.

               (iv) In the case of a Shelf Registration Statement, each Holder agrees and in the case of the Exchange Offer Registration Statement, each Participating Broker-Dealer agrees that, upon receipt of any notice from the Company and the Subsidiary Guarantor of (a) the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(v) hereof or (b) the Company's determination, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of the Shelf Registration Statement would (x) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (y) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until the receipt by such Holder or Participating Broker-Dealer, as the case may be, of (A) in the case of clause (a) above, the copies of the supplemented or amended Prospectus contemplated by
          Section 3(k) hereof, and, if so directed by the Company and the Subsidiary Guarantor, such Holder or Participating Broker-Dealers will deliver to the Company (at its expense) all copies in its possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice, or (B) in the case of clause (b) above, notice in writing from the Company and the Subsidiary Guarantor that such Holder or Participating Broker-Dealers may resume disposition of Registrable Securities pursuant to such Registration Statement. If the Company and the Subsidiary Guarantor shall give any such notice described in clause (a) above to suspend the disposition of Registrable Securities pursuant to a Registration

          Statement as a result of the happening of any event or the discovery of any facts, each of the kind described in Section 3(e)(v) hereof, the Company and the Subsidiary Guarantor shall be deemed to have used their reasonable best efforts to keep such Registration Statement effective during such Suspension Period provided that the Company and the Subsidiary Guarantor shall use their reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to such Registration Statement. The Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of the notice described in clauses (a) and (b) above to and including the date when the Holders or Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

          If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage such offering will be selected by the Company and the Subsidiary Guarantor and shall be acceptable to the Majority Holders. No Holder of Registrable Securities may participate in any underwritten offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          4.   Indemnification; Contribution.

          (a) The Company and the Subsidiary Guarantor shall jointly and severally indemnify and hold harmless the Initial Purchasers, each Holder, each Participating Broker-Dealer, each Person who participates as an underwriter (any such Person being an "Underwriter") and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch, or in the event that Merrill Lynch is not an indemnified party, by a majority of the indemnified parties), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers, such Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b) Each Holder severally, but not jointly, agrees to indemnify and hold harmless the Company, the Subsidiary Guarantor, the Initial Purchasers, each Underwriter and the other selling Holders, and each of their respective directors and officers, and each Person, if any, who controls the Company, the Subsidiary Guarantor, the Initial Purchasers, any Underwriter or any other selling Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,
     (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantor on the one hand, the Holders on another hand, and the Initial Purchasers on another hand, from the offering of the Securities, the Exchange Securities and the Registrable Securities (taken together) included in such offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company and the Subsidiary Guarantor on the one hand, the Holders on another hand and the Initial Purchasers on another hand with respect to the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Subsidiary Guarantor from the offering of the Securities, the Exchange Securities and the Registrable Securities (taken together) included in such offering shall in each case be deemed to include the proceeds received by the Company in connection with the offering of the Securities pursuant to the Purchase Agreement. The parties hereto agree that any underwriting discount or commission or reimbursement of fees paid to the Initial Purchasers pursuant to the Purchase Agreement shall not be deemed to be a benefit received by the Initial Purchasers in connection with the offering of the Exchange Securities or Registrable Securities included in such offering.

          The relative fault of the Company and the Subsidiary Guarantor on the one hand, the Holders on another hand, and the Initial Purchasers on another hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantor, the Holders or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Subsidiary Guarantor, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 4, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it were offered exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 4, each person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the

Company, and each person, if any, who controls the Company or the Subsidiary Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 4 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A to the Purchase Agreement and not joint.

          5.   Miscellaneous.

          5.1 Rule 144 and Rule 144A. For so long as the Company or the Subsidiary Guarantor is subject to the reporting requirements of Section 13 or 15 of the 1934 Act, the Company and the Subsidiary Guarantor covenant that they will file the reports required to be filed by them under the 1933 Act and
Section 13(a) or 15(d) of the 1934 Act and the rules and regulations adopted by the SEC thereunder. If the Company or the Subsidiary Guarantor ceases to be so required to file such reports, the Company and the Subsidiary Guarantor covenant that they will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the 1933 Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the 1933 Act and it will take such further action as any Holder of Registrable Securities may reasonably request and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, (ii) Rule 144A under the 1933 Act, as such Rule may be amended from time to time or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company and the Subsidiary Guarantor will deliver to such Holder a written statement as to whether they have complied with such requirements.

          5.2 No Inconsistent Agreements. Neither the Company nor the Subsidiary Guarantor has entered into and neither the Company nor the Subsidiary Guarantor will after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's nor the Subsidiary Guarantor's other issued and outstanding securities under any such agreements.

          5.3 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Subsidiary Guarantor have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure. Notwithstanding anything in this Agreement to the contrary, this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and Merrill

Lynch to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the staff of the SEC) or any change therein.

          5.4 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(a) if to a Holder, at the most current address given by such Holder to the Company or the Subsidiary Guarantor by means of a notice given in accordance with the provisions of this Section 5.4, which address initially is the address set forth in the Purchase Agreement with respect to the Initial Purchasers and
(b) if to the Company or the Subsidiary Guarantor, initially at the Company's address set forth in the Purchase Agreement, and thereafter at such other address of which notice is given in accordance with the provisions of this
Section 5.4.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustees under the Indentures, at the address specified in such Indentures.

          5.5 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement and provided, further, that Holders of Registrable Securities may not assign their rights under this Agreement except in connection with the permitted transfer of Registrable Securities and then only insofar as relates to such Registrable Securities. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such person shall be entitled to receive the benefits hereof.

          5.6 Third Party Beneficiaries. The Initial Purchasers (even if the Initial Purchasers are not Holders of Registrable Securities) shall be third party beneficiaries to the agreements made hereunder between the Company and the Subsidiary Guarantor, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. Each Holder of Registrable Securities shall be a third party beneficiary to the agreements made hereunder between the Company and the Subsidiary Guarantor, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder.

          5.7 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and a of which taken together shall constitute one and the same agreement.

          5.8 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          5.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

          5.1 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    OCEAN ENERGY, INC.



                                    By:
                                       -----------------------------------------
                                         Name:
                                         Title:



                                    OCEAN ENERGY, INC. (Louisiana)



                                    By:
                                       -----------------------------------------
                                         Name:
                                         Title:



Confirmed and accepted as
of the date first above
written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED
CHASE SECURITIES INC.
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS, INC.
SALOMON BROTHERS INC

BY:  MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED

By:
   --------------------------------
     Name:
     Title:

                                                                       Exhibit A



                           FORM OF OPINION OF COUNSEL

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Chase Securities Inc.
J.P. Morgan Securities Inc.
Lehman Brothers, Inc.
Salomon Brothers Inc
and any other Participating Broker-Dealers
c/o Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     We have acted as counsel for Ocean Energy, Inc., a Delaware corporation (the "Company") and Ocean Energy, Inc., a Louisiana corporation (the "Subsidiary Guarantor"), in connection with the sale by the Company and the Subsidiary Guarantor to the Initial Purchasers (as defined below) of $125,000,000 aggregate principal amount of 7 5/8% Senior Notes due 2005 (the "2005 Notes"), $125,000,000 aggregate principal amount of 8 1/4% Senior Notes due 2018 (the "2018 Notes") and $250,000,000 aggregate principal amount of 8 3/8 % Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes," and together with the 2018 Notes and the 2005 Notes, the "Securities") of the Company pursuant to the Purchase Agreement dated July 1, 1998 (the "Purchase Agreement") among the Company, the Subsidiary Guarantor and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers, Inc. and Salomon Brothers Inc (collectively, the "Initial Purchasers") and the filing by the Company and the Subsidiary Guarantor of an Exchange Offer Registration Statement (the "Registration Statement") in connection with an Exchange Offer to be effected pursuant to the Registration Rights Agreement (the "Registration Rights Agreement"), dated July 8, 1998, among the Company, the Subsidiary Guarantor and the Initial Purchasers. This opinion is furnished to you pursuant to Section 3(f)(B) of the Registration Rights Agreement. Unless otherwise defined herein, capitalized terms used in this opinion that are defined in the Registration Rights Agreement are used herein as so defined.

     We have examined such documents, records and matters of law as we have deemed necessary for purposes of this opinion. In rendering this opinion, as to all matters of fact relevant to this opinion, we have assumed the completeness and accuracy of, and are relying solely upon, the representations and warranties of the Company and the Subsidiary Guarantor set forth in the Purchase Agreement and the statements set forth in certificates of public officials and officers of the Company and the Subsidiary Guarantor, without making any independent investigation or inquiry with respect to the completeness or accuracy of such representations, warranties or statements, other than a review of the certificate of incorporation, bylaws and relevant minute books of the Company and the Subsidiary Guarantor.

     Based on and subject to the foregoing, we are of the opinion that the Exchange Offer Registration Statement and the Prospectus included therein (other than the financial statements, notes or schedules thereto and other financial and statistical data and supplemental schedules included or incorporated by reference therein or omitted therefrom, any reserve data included therein and the Form T-1, as to which we express no opinion), comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations promulgated under the 1933 Act.

     In addition, we have participated in the preparation of the Exchange Offer Registration Statement and the Prospectus included therein and, although we are not passing upon, and do not assume responsibility for the accuracy, completeness or fairness of, any portion of the Exchange Offer Registration Statement and such Prospectus (relying to a large extent as to factual matters upon certificates of officers and directors of the Company), nothing has come to our attention that causes us to believe that, at the date it became effective, the Exchange Offer Registration Statement (other than the financial statements and schedules and the notes thereto and other financial data included therein, the reserve data included therein and the Form T-1, as to which we make no statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that such Prospectus (other than the financial statements and schedules and the notes thereto and other financial data included therein and the reserve data included therein, as to which we make no statement) as of the date hereof includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is limited in all respects to federal laws, the Delaware General Corporation Law and New York law. The foregoing opinion is rendered only with respect to laws, rules, and regulations which are presently in effect and applicable court rulings and orders which have been published and are generally available and which are normally applicable to transactions such as the exchange of the Registrable Securities for the Exchange Securities as described in the Exchange Offer Registration Statement. We undertake no duty to advise you as to any changes of law or fact which come to our attention after the date hereof. This letter is strictly limited to the opinions expressly set forth herein and is not to be read as applying by implication or otherwise to any other matter in connection with the Purchase Agreement or the Registration Rights Agreement other than the sale by Participating Broker-Dealers of the Securities as described in the Registration Rights Agreement.

     This opinion is being furnished to you solely for your benefit in connection with the transactions contemplated by the Registration Rights Agreement, and may not be used for any other purpose or relied upon by any person other than you. Except with our prior written consent, the opinions herein expressed are not to be used, circulated, quoted or otherwise referred to in connection with any transactions other than those contemplated by the Registration Rights Agreement by or to any other person.


                              Very truly yours,